THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.



                         AMERICAN QUANTUM CYCLES, INC.



                             8% SUBORDINATED NOTE
                               DUE October 1, 1999


$100,000                                                      February 25, 1999

         AMERICAN QUANTUM CYCLES, INC., a Florida corporation (the "Company"), for value received, hereby promises to pay to Carl Domino registered assigns (the "Holder") on demand or prior thereto as hereinafter provided (the "Maturity Date") at the principal offices of the Company, the principal sum of one hundred thousand dollars ($100,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal balance at the rate of eight percent (8%) per annum from the date hereof until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided. Interest hereunder shall accrue from the date of this Note and shall be payable together with principal at the Maturity Date, in like coin or currency to the Holder hereof at the office of the Company as hereinabove set forth.


         1. Transfers of Note to Comply with the Securities Act of 1933.
            ------------------------------------------------------------

         The Holder agrees that the Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933, as amended (the "1933 Act"), or
(2) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such Note and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         2. Covenants of Company
            --------------------

         A. The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

               (i) Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof, provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.


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


               (ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise,

               (iii) Keep adequately insured, by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations and

               (iv) At all times keep true and correct books, records and accounts.

               3. Events of Default
                  -----------------

         A. This Note shall become and be due and payable upon written demand made by the Holder hereof if one or more of the following events, herein called "events of default", shall happen and be continuing:

               (i) Default in the payment of the principal and accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise, if such default shall continue uncured for 30 days after written notice, specifying such default, shall have been given to the Company by the Holder of the Note;

               (ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 30 days after written notice, specifying such default, shall have been given to the Company by the Holder of the Note;

               (iii) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

               (iv) Admission in writing of the Company's inability to pay its debts as they mature;

               (v) General assignment by the Company for the benefit of creditors;

               (vi) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors; or

               (vii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 30 days.

         B. The Company agrees that notice of the occurrence of any event of default will be promptly given to the Holder at his or her registered address by certified mail.

         C. In case any one or more of the events of default specified above shall happen and be continuing, the Holder may proceed to protect and enforce his, her or its rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable fights as such Holder.

         4. Miscellaneous
            -------------

         A. This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company, which provides for an aggregate of up to $100,000 in face amount of identical Notes to be issued (subject to increase in certain circumstances).

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


         B. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment, subject to the provisions elsewhere contained herein, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder hereof, in person or by his attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

         C. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note upon or after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

         D. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

         E. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so loss, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         F. This Note shall be construed and enforced in accordance with the laws of the State of Florida.

         G. No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or of any successor corporation, either directly or through the Company or any successor corporation under any statute or by the enforcement of any assessment or otherwise, all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by acceptance of this Note.

         IN WITNESS WHEREOF, AMERICAN QUANTUM CYCLES, INC. has caused this Note to be signed in its name by its President.



                                        AMERICAN QUANTUM CYCLES, INC.
                                        a Florida corporate



                                        By: /s/ Richard Hagen
                                        ------------------------------
                                                Richard Hagen Chairman & CEO


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